SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6)

                (Exact name of registrant as specified in charter)

North Carolina                33-63714                      13-4078651
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon,. Charlotte, NC                                28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704) 388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 1999-6

On March 25, 2002, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-6, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1999, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-6 relating to the distribution date of March 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2002


                                      BOA


                          By: /s/ Brian Morro
                              ------------------------------
                          Name:   Brian Morro
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2002



                             Payment Date: 03/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         62,216,225.42    6.250000%     2,382,859.73    324,042.84    2,706,902.57       0.00       0.00
                        A2         88,606,655.05    6.250000%     4,930,018.87    461,493.00    5,391,511.87       0.00       0.00
                        A3          8,614,000.00    6.250000%             0.00     44,864.58       44,864.58       0.00       0.00
                        A4         36,006,199.30    6.250000%       172,523.17    187,532.29      360,055.45       0.00       0.00
                        APO           408,714.41    0.000000%         2,448.45          0.00        2,448.45       0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          1,981,661.59    6.250000%         9,495.10     10,321.15       19,816.26       0.00       0.00
                        B2            925,244.93    6.250000%         4,433.30      4,818.98        9,252.28       0.00       0.00
                        B3            925,244.93    6.250000%         4,433.30      4,818.98        9,252.28       0.00       0.00
                        B4            529,088.68    6.250000%         2,535.12      2,755.67        5,290.79       0.00       0.00
                        B5            264,984.51    6.250000%         1,269.67      1,380.13        2,649.80       0.00       0.00
                        B6            396,799.43    6.250000%         1,901.26      2,066.66        3,967.92       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        200,874,818.24     -            7,511,917.96  1,044,094.29    8,556,012.25     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         59,833,365.69              0.00
                                A2         83,676,636.17              0.00
                                A3          8,614,000.00              0.00
                                A4         35,833,676.13              0.00
                                APO           406,265.97              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          1,972,166.48              0.00
                                B2            920,811.63              0.00
                                B3            920,811.63              0.00
                                B4            526,553.56              0.00
                                B5            263,714.84              0.00
                                B6            394,898.18              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        193,362,900.28     -
--------------------------------------------------------------------------------

                             Payment Date: 03/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     62,216,225.42     6.250000% 060506EW8    25.476139      3.464476    639.703267
                           A2     88,606,655.05     6.250000% 060506EX6    32.698287      3.060846    554.984222
                           A3      8,614,000.00     6.250000% 060506EY4     0.000000      5.208333  1,000.000000
                           A4     36,006,199.30     6.250000% 060506EZ1     4.218170      4.585142    876.129001
                           APO       408,714.41     0.000000% 060506FA5     4.367797      0.000000    724.740077
Residual                   AR              0.00     6.250000% 060506FB3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      1,981,661.59     6.250000% 060506FC1     4.218171      4.585142    876.129046
                           B2        925,244.93     6.250000% 060506FD9     4.218171      4.585142    876.129052
                           B3        925,244.93     6.250000% 060506FE7     4.218171      4.585142    876.129052
                           B4        529,088.68     6.250000% 060506FF4     4.218171      4.585142    876.129045
                           B5        264,984.51     6.250000% 060506FG2     4.218171      4.585142    876.129049
                           B6        396,799.43     6.250000% 060506FH0     4.218170      4.585142    876.129037
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     200,874,818.24       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       193,362,900.00   193,362,900.00
Loan count                    604              604
Avg loan rate           6.776838%             6.78
Prepay amount        6,549,446.56     6,549,446.56

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        75,878.43        75,878.43
Sub servicer fees            0.00             0.00
Trustee fees               669.58           669.58


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                3,000,863.98     3,000,863.98
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.511109%           100.000000%            195,851,794.17
   -----------------------------------------------------------------------------
   Junior            2.488891%             0.000000%              4,998,956.33
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,022,437.70
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                 1,022,437.70
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,556,012.25          8,556,012.25
Principal remittance amount            7,511,917.96          7,511,917.96
Interest remittance amount             1,044,094.29          1,044,094.29